SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2004
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23233
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On March 31, 2004 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended February 29, 2004, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended February 29, 2004 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  April 15, 2004                       By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                 February 29,  February 28,
                                                    2004          2003
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $   16,258    $    8,426
    Accounts Receivable, Net                             --            --
    Inventories                                      46,054        45,821
    Other Receivables                                 6,942         4,674
    Prepaid Expenses                                  2,792         2,545
                                                  ---------     ---------
    Total Current Assets                             72,046        61,466
                                                  ---------     ---------

    Land and Buildings                               19,643        19,988
    Fixtures, Furniture and Vehicles                  9,429         9,965
    Leasehold Improvements                           24,825        23,727
    Construction in Progress                            781            48
                                                  ---------     ---------
    Total Property and Equipment                     54,678        53,728
    Accumulated Depreciation and Amortization        24,605        22,229
                                                  ---------     ---------
    Property and Equipment, Net                      30,073        31,499
                                                  ---------     ---------

    Other Assets                                     88,222       104,121
                                                  ---------     ---------
    TOTAL ASSETS                                 $  190,341    $  197,086
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  7,965         2,896
    Accrued Expenses                                 21,042        22,250
    Income Tax Currently Payable                         --           114
    Deferred Revenue                                  8,047         7,151
                                                  ---------     ---------
    Total Current Liabilities                        37,054        32,411
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               706,068       711,990

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (915,178)     (909,712)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (552,781)     (547,315)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  190,341    $  197,086
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                          One Month Ended   Twelve Months Ended
                                          February 29, 2004   February 29, 2004
                                         ------------------  ------------------

Sales                                              $ 28,807           $331,152
Costs of Sales                                       15,780            184,396
                                                    -------            --------
    Maintained Margin                                13,027            146,756


Other Income                                          2,292             25,900
                                                    -------            --------
    Total Income                                     15,319            172,656


Selling, General & Administrative Expense            15,087            171,258
Interest Expense                                         33                557
                                                    -------            --------
    Total Operating Expense                          15,119            171,815

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes           200                840

Reorganization Items:
  Store and Distribution Center Exit Costs               --               (216)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                (26)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (45)
  Professional Fees                                    (427)            (5,401)
                                                    -------            --------
     Total Reorganization Items                        (427)            (5,687)

Delivered Sales Adjustment                             (298)              (515)
                                                    -------            --------
Income (Loss) Before Income Taxes                      (525)            (5,362)
Income Taxes                                            104                104
                                                    -------            --------
Net Income (Loss)                                  $   (629)         $  (5,466)
                                                    =======            ========

Income (Loss) per Share                            $  (0.01)         $   (0.09)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended   Twelve Months Ended
                                           February 29, 2004   February 29, 2004
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $   (629)         $   (5,466)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      310               3,681
   Reorganization items                               427               5,687
   Sold not delivered adjustment                      298                 515
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                             (836)             (3,083)
       Inventories                                  2,661                 277
       Prepaid expenses                             1,420                (247)
       Deferred taxes                                  --                  --
       Deferred revenue                              (149)                 17
       Accounts payable                             2,166               5,065
       Accrued expenses                               169              (5,708)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                              5,837                 737
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment              (1,073)             (2,970)
  Disposals of property and equipment                  --                 716
  Proceeds from dispositions of fixed
    assets - reorganization                            --                  61
  Miscellaneous investments                          (217)              3,184
                                                 ---------           ---------
Net cash provided by investing activities          (1,290)                992
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --               6,104
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --               6,104
                                                 ---------           ---------
Net increase (decrease) in cash                     4,456               7,832
Cash at beginning of period                        11,712               8,426
                                                 ---------           ---------
Cash at end of period                           $  16,258         $    16,258
                                                 =========           =========
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